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                                                                  EXHIBIT 10.5

                                  AMENDMENT NO. 3
                (DATED FEBRUARY 1, 1999 FOR REFERENCE PURPOSES ONLY)

                           To Lease Dated April 15, 1994

                Between PRESBYTERIAN HEALTH FOUNDATION as Landlord, and UROCOR, INC. formerly known as CytoDiagnostics, Inc., as Tenant

     WHEREAS, Landlord and Tenant are the parties to the above described Lease for the Building located at 800 N. Research Parkway; and,

Landlord and Tenant mutually desire to amend the above-described lease, (amended via Amendment No. 1 dated April 14, 1997 and Amendment No. 2 dated April 14,
1998) as follows:

The provisions of this Amendment No. 3 shall supersede and control any inconsistent provisions contained in the Lease, regardless of whether such inconsistent provisions are contained in the printed portion of the Lease or any rider, addendum, amendment or exhibit annexed thereto.

1) Tenant agrees to pay an additional $15,000 per month in Rent for the months of January through April in the year 1999.

2) Tenant agrees to pay an additional $3,750 per month in Rent for the months of January through December in the year 2000.

3) The "Inducement" clause of Amendment No. 2 will be deleted in its entirety and replaced with the following:

     "Landlord agrees to reimburse Tenant the depreciated value of previous Tenant-paid leasehold improvements which will remain in the Building located at 800 N. Research Parkway."

4)   Tenant will pay the cost of architectural services for space planning.

Both parties agree to the terms of the Lease Agreement as amended by Amendment No. 1, Amendment No. 2 and this Amendment No. 3 and the Lease Agreement shall continue in full force and effect.

Landlord:      Presbyterian Health Foundation

By:            /s/  Dennis McGrath                     Date:     3/15/99
               --------------------------------                  -------
               Dennis McGrath, Vice President

Tenant:             UROCOR, INC.

By:            /s/ Michael W. George                   Date:     2/17/99
               --------------------------------                  -------
               Michael W. George
               President/Chief Operating Officer


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